Exhibit 10.28

RECAPITALIZATION AGREEMENT

This RECAPITALIZATION AGREEMENT (this "Agreement") is entered into as of July 27, 2020, by and among Rush Street Interactive, L.P., a Delaware limited partnership (the "Company"), Rush Street Interactive GP, LLC, a Delaware limited liability company (the "General Partner"), and each of the undersigned limited partners of the Company (the "Undersigned Limited Partners"). Capitalized terms used, but not otherwise defined, in this Agreement shall have the meanings set forth in the LP Agreement (as defined below); provided that, the terms "Closing", "Closing Date" and “Company Enterprise Value” shall have the meanings set forth in the Business Combination Agreement (as defined below).

WHEREAS, the Company has an existing Agreement of Limited Partnership, dated as of December 19, 2019 (as amended from time to time, the “LP Agreement”);

WHEREAS, the name of each of the Limited Partners and the class and number of Units of the Company held by each such Limited Partner as of the date of this Agreement is set forth on Schedule A attached hereto;

WHEREAS, the General Partner and the Limited Partners (collectively, the “Partners”) collectively own all of the issued and outstanding Units of the Company;

WHEREAS, the Company is entering into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the "Business Combination Agreement"), by and among the Company, dMY Technology Group, Inc., a Delaware corporation (“Buyer”), dMY Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), the sellers signatory thereto (the “Sellers”), and the General Partner in its capacity as the Sellers’ Representative thereunder;

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, the Company, the General Partner and the Undersigned Limited Partners believe it is in the best interests of the Company and the Partners to effect a recapitalization of the Company (however structured, the “Recapitalization”) pursuant to which immediately prior to the Closing on the Closing Date all Preferred Units, Common A-1 Units, Common A-2 Units, Common B-1 Units, and Common B-2 Units held by the Limited Partners, will be converted into or exchanged for a number of Class A Common Units (as defined in the A&R LP Agreement (as defined below)) as calculated herein (the “Exchange”);

WHEREAS, for U.S. federal (and applicable state and local) income tax purposes the parties intend for the Recapitalization to be treated as a recapitalization of the Company pursuant to which no gain or loss is recognized by the Company or the Limited Partners and following which the Company shall continue as a partnership pursuant to Section 708(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, in connection with the Recapitalization and the transactions contemplated by the Business Combination Agreement, the LP Agreement will be amended and restated in substantially the form attached hereto as Exhibit A (the “A&R LP Agreement”) to provide for, among other things, the relative rights, privileges and obligations of the Partners of the Company immediately after the Recapitalization.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto, intending to be legally bound, hereby agree as follows:

1.          Exchange. Notwithstanding anything to the contrary in the LP Agreement, prior to the Closing, all Preferred Units, Common A-1 Units, Common A-2 Units, Common B-1 Units and Common B-2 Units held by each Partner shall be exchanged for (whether by merger or voluntary exchange, as determined by the General Partner) into a number of Class A Common Units calculated by dividing (x) the amount such Partner would have received in respect of his, her or its Units in a hypothetical liquidation of the Company as of the Closing Date, based on the Company Enterprise Value and assuming (i) that all of the unvested Units have vested and (ii) that the aggregate net proceeds of such hypothetical liquidation equal the Company Enterprise Value and are distributed to the Partners pursuant to Section 5.1 of the LP Agreement, by (y) $10.00. For the avoidance of doubt, the hypothetical liquidation has been calculated as provided in Section 5.1 of the LP Agreement without regard to A&R LP Agreement being adopted in connection with the Recapitalization. A schedule of the final number of Class A Common Units to which each Partner is entitled based on the foregoing is attached hereto as Schedule B attached hereto.

2.          Permitted Recapitalization. The Undersigned Limited Partners hereby consent, and waive any rights to object, to the Recapitalization. Each Undersigned Limited Partner understands that each of the General Partner and the Company is, by its execution and delivery of the Business Combination Agreement, approving the Business Combination Agreement and the transactions contemplated thereby. Each Undersigned Limited Partner approves the Company's taking of such actions, and hereby consents, and waives any rights to object, to the transactions contemplated by the Business Combination Agreement.

3.          Affairs of the Company. From and after the Closing Date, the Company will continue to engage in its business activities and affairs incidental to its existence or required by the A&R LP Agreement and that certain Investor Rights Agreement, dated as of the Closing Date, by and among the Company, the Limited Partners and the other parties thereto (the “Investor Rights Agreement”).

4.          Tax Treatment. For U.S. federal (and applicable state and local) income tax purposes the parties intend for the Recapitalization to be treated as a recapitalization of the Company pursuant to which no gain or loss is recognized by the Company or the Limited Partners and following which the Company shall continue as a partnership pursuant to Section 708(a) of the Code (the “Intended Tax Treatment”) and shall report the Recapitalization consistent with the Intended Tax Treatment for tax purposes, except as otherwise required by applicable law.

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5.          Termination of Agreements. Notwithstanding anything herein to the contrary, in the event the Business Combination Agreement terminates in accordance with its terms prior to the Closing, (x) this Recapitalization Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties and (y) the LP Agreement shall remain in full force and effect in accordance with their respective terms. Notwithstanding anything to the contrary herein or in the LP Agreement, the LP Agreement shall continue to apply in full force and effect until the Closing.

6.          Representations and Warranties. Each of the Parties hereby represents and warrants (severally and not jointly as to itself, himself or herself only) to the other Parties as follows: (i) if such Party is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Recapitalization Agreement and the consummation of the transactions contemplated hereby are within such Person’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Person; (ii) if such Party is an individual, such Party has full legal capacity, right and authority to execute and deliver this Recapitalization Agreement and to perform his or her obligations hereunder; (iii) this Recapitalization Agreement has been duly executed and delivered by such Party and, assuming due authorization, execution and delivery by the other Parties to this Recapitalization Agreement, this Recapitalization Agreement constitutes a legally valid and binding obligation of such Person, enforceable against such Party in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies); (iv) such Party has had the opportunity to read the Business Combination Agreement, the Investor Rights Agreement and this Recapitalization Agreement and has had the opportunity to consult with its tax and legal advisors; (v) such Party has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Person’s obligations hereunder; (vi) such Party has the direct or indirect interest in all of its, his or her Units as set forth across from such Person’s name on Schedule A, and there exist no Liens or any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such securities (other than transfer restrictions under the Securities Act) affecting any such securities, other than pursuant to the LP Agreement, this Recapitalization Agreement or any applicable securities laws; and (vii) such Party agrees that, absent manifest error, Schedule B and the final number of Class A Common Units to which such Party is entitled following the Recapitalization as set forth thereon, is accurate and complete in all respects and binding upon such Party for all purposes set forth herein.

7.          Governing Law. This Recapitalization Agreement, and any claims, controversies or causes of action arising out of this Recapitalization Agreement (whether sounding in contract, tort or statute), shall be governed by the internal laws of the State of Delaware, without giving effect to any otherwise applicable principles of choice of laws or conflict of laws, whether of the State of Delaware or any other jurisdiction.

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8.          Binding Effect. The provisions of this Recapitalization Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties to this Recapitalization Agreement.

9.          Execution of Counterparts; Electronic Delivery. This Recapitalization Agreement may be executed in any number of counterparts and by fax, email or other electronic transmission, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument. No party hereto shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to this Recapitalization Agreement or any document to be signed in connection with this Recapitalization Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

10.        Further Assurances. The Parties agree to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and assist and cooperate with the other Parties in doing, all things necessary to complete the transactions contemplated by this Recapitalization Agreement and the Business Combination Agreement, including, but not limited to completing, executing and delivering any documents, certificates, instruments and other papers that are necessary for the consummation of the transactions contemplated by this Recapitalization Agreement and the Business Combination Agreement, including, without limitation, the Investor Rights Agreement and the Tax Receivables Agreement (as defined in the Business Combination Agreement), in each case, in substantially the form attached to the Business Combination Agreement.

11.        Amendments. No provision of this Recapitalization Agreement may be amended or modified in whole or in part at any time without the express written consent of the Company, the General Partner and the Undersigned Limited Partners holding at least a majority of the Units held by all of the Limited Partners; provided, that any such amendment or modification that adversely and disproportionately affects any Undersigned Limited Partner, as compared to the other Undersigned Limited Partners, shall require the prior written consent of such Undersigned Limited Partner so adversely and disproportionately affected.

12.        Entire Agreement. This Recapitalization Agreement, together with the other agreements contemplated hereby, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

13.        Conflicts. To the extent any of the terms of this Recapitalization Agreement or the Investor Rights Agreement conflicts with any terms of the LP Agreement, the parties hereby agree the terms of this Recapitalization Agreement or the Investor Rights Agreement, as applicable, shall control and supersede any conflicting terms of the LP Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Recapitalization Agreement as of the date first above written.

COMPANY:

RUSH STREET INTERACTIVE, L.P.

By: Rush Street Interactive GP, LLC Its: General Partner

By:	/s/ Gregory Carlin
Name: Gregory Carlin
Title: Chief Executive Officer

GENERAL PARTNER and LIMITED PARTNER:

RUSH STREET INTERACTIVE GP, LLC

By:	/s/ Gregory Carlin
Name: Gregory Carlin
Title: Chief Executive Officer

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

GREG AND MARCY CARLIN FAMILY TRUST

By:	/s/ Gregory Carlin
Name: Gregory Carlin
Title: Trustee

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

/s/ Gregory Carlin
Gregory Carlin

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

/s/ Richard Schwartz
Richard Schwartz

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

/s/ Mattias Stetz
Mattias Stetz

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

RSI INVESTORS, LLC
By: Rust Street Interactive GP, LLC, its managing member

By:	/s/ Neil Bluhm
Name: Neil Bluhm
Title: Manager

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

/s/ Neil Bluhm
Neil Bluhm

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

NGB 2013 DYNASTY TRUST

By:	/s/ Neil Bluhm
Name: Neil Bluhm
Title: Trustee

[Signature page to Recapitalization Agreement]

LIMITED PARTNERS:

/s/ Einar Roosileht
Einar Roosileht

[Signature page to Recapitalization Agreement]

Schedule A

Pre-Recapitalization Unit Holdings

Unitholder	Preferred Units	Common A1 Units	Common A2 Units	Common B1 Units	Common B2 Units
NGB 2013 Grandchildren's Dynasty Trust	38,006,222	38,006,222	-	-	-
Neil G. Bluhm	475,078	475,078	-	-	-
Greg and Marcy Carlin Family Trust	5,700,933	5,700,933	-	-	-
Gregory A. Carlin	3,325,544	3,325,544	3,129,744	-	-
Richard Schwartz	400,000	400,000	-	2,866,066	-
Mattias Stetz	100,000	100,000	-	1,146,426	-
Einar Roosileht	100,000	100,000	-	1,146,426	-
RSI Investors, LLC	445,000	445,000	-	-	-
Rush Street Interactive GP, LLC	479,877	479,877		-	-
Total	49,032,654	49,032,654	3,129,744	5,158,918	-

[Schedule A to Recapitalization Agreement]

Schedule B

Post-Recapitalization Unit Holdings

Unitholder	Class A Common Units
NGB 2013 Dynasty Trust	114,846,781
Neil G. Bluhm	1,627,334
Greg and Marcy Carlin Family Trust	17,234,006
Gregory A. Carlin	19,223,639
Richard Schwartz	9,519,950
Mattias Stetz	3,626,657
Einar Roosileht	3,626,657
RSI Investors, LLC	1,344,814
Rush Street Interactive GP, LLC	1,450,163
Total	172,500,000

[Schedule B to Recapitalization Agreement]